Filed Pursuant to Rule 497(d)
Registration File No.: 333-178500

BLACKROCK ALTERNATIVES ALLOCATION FB PORTFOLIO LLC

Supplement dated July 30, 2013 to the
Prospectus, dated July 11, 2013, of
BlackRock Alternatives Allocation FB Portfolio LLC

This supplement amends certain information in the Prospectus (the "Prospectus"), dated July 11, 2013, of BlackRock Alternatives Allocation FB Portfolio LLC (the "Fund").  Unless otherwise indicated, all other information included in the Prospectus that is not inconsistent with the information set forth in this supplement remains unchanged.  Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus.

Advisor and Sub-Advisor

BlackRock Advisors, LLC (the “Advisor”) is the investment advisor for the Funds. BlackRock Financial Management, Inc. (the “Sub-Advisor,” together with the Advisor, the “Advisors”), is the Sub-Advisor for the Funds. The Advisors manage the Funds' portfolio investments and their business operations subject to the oversight of the Funds’ Board. While the Advisors are ultimately responsible for the management of the Funds, they are able to draw upon the trading, research and expertise of their asset management affiliates for portfolio decisions and management with respect to certain portfolio securities.

The Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and the Sub-Advisor, located at 55 East 52nd Street, New York, New York 10055, are wholly-owned subsidiaries of BlackRock. BlackRock is one of the world’s largest publicly-traded investment management firms.  As of June 30, 2013, BlackRock's assets under management were approximately $3.857 trillion, including approximately $96.676 billion in alternative assets.  BlackRock has over 20 years of experience managing closed-end products.

BlackRock offers products that span the risk spectrum to meet clients’ needs, including active, enhanced and index strategies across markets and asset classes. Products are offered in a variety of structures including separate accounts, mutual funds, iShares® (exchange traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®.  Headquartered in New York City, as of June 30, 2013, the firm has approximately 10,700 employees in 30 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.